 Exhibit 31.3

CERTIFICATION ACCOMPANYING PERIODIC REPORT

PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Thinh Q. Tran, Chairman of the Board, President and Chief Executive Officer, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Sigma Designs, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Thinh Q. Tran
Dated: May 31, 2016	Thinh Q. Tran Chairman of the Board, President and Chief Executive Officer